 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 21, 2007

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	000-6669	13-1950672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Green Road, Suite E Pompano Beach, FL	33064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(954) 419-9544

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 8.01 Other Events

On November 21, 2007, the Company’s Board of Directors resolved to change the date of the Annual Meeting of Shareholders for the fiscal year ended September 30, 2007 (“Fiscal 2007”).  As previously disclosed in the Company’s Quarterly Report on Form 10-Q, filed with the Commission on May 1, 2007, the date of annual meeting in respect of Fiscal 2007 was to be February 6, 2008. That should now be disregarded.

As a result of the Board’s action, the Company has set the date for its Annual Meeting of Shareholders one week later, on Wednesday, February 13, 2008, at 11:00 AM, Eastern Standard Time.  The Annual Meeting will be held at the Company’s executive offices, at 1801 Green Road, Suite E, Pompano Beach Florida 33064.  Only shareholders of record at the close of business on December 26, 2007, the new record date for the annual meeting, will be entitled to notice of and to vote at the annual meeting.

Our by-laws establish an advance notice procedure for shareholders to make nominations of candidates for election of director or to bring other business before our annual meeting.  In general, under these procedures, a shareholder that proposes to nominate a candidate for director or propose other business at an annual meeting of shareholders must give us written notice of such nomination or proposal not less than 60 days and not more than 90 days prior to the anniversary date of the prior year's annual meeting.  However, the by-laws provide that if an annual meeting date changes by 30 days or more from the anniversary of the meeting date in respect of the prior year’s meeting, proposals must be submitted by the later of 60 days prior to such changed date or the tenth day following the date such changed date is first publicly announced or disclosed (i.e., the date of filing of the Quarterly Report on Form 10-Q filed May 1, 2007).     Accordingly, the advance notice date for submissions under our by-laws in respect of the annual meeting of shareholders to be held on February 13, 2008, is December 15, 2007.

The last submission date for shareholder proposals intended to be considered for inclusion in the proxy statement and form of proxy for presentation at the 2008 annual meeting of shareholders in accordance with the procedures set forth in Rule 14a-8 under the Exchange Act was October 9, 2007, and by the change in meeting date announced above, would have been October 16, 2007.   This deadline has passed.

All submissions timely made must be sent to our offices at 1801 Green Road, Suite E, Pompano Beach, Florida 33064, addressed to the attention of our Corporate Secretary/Annual Meeting.  All proposals must comply with applicable Securities and Exchange Commission rules and regulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forward Industries Inc.,

By:

/s/ Jerome E. Ball

_______________________________________

Name Jerome E. Ball

Title: Chairman and Chief Executive Officer

Dated: November 27, 2007